EXHIBIT 99.5

                         FOURTH LIMITED WAIVER AGREEMENT

     This Fourth Limited Waiver Agreement (this "Agreement") dated as of November 6, 1997 is entered into between Mercury Finance Company, a Delaware corporation ("Mercury") and Credit Suisse First Boston Management Corporation ("CS/FB"), holder of $16,625,000 in Mercury Commercial Paper acquired on February 5, 1997 from PaineWebber Inc., successor to Kidder, Peabody & Co., Incorporated (the "Dealer") under that certain Commercial Paper Dealer Agreement dated as of March 25, 1991 (the "Dealer Agreement").


                              W I T N E S S E T H :

     WHEREAS, Dealer is party to the Dealer Agreement under which Mercury has issued commercial paper to customers of the Dealer (the "Customers"), one of whom is CS/FB, which commercial paper is in default;

     WHEREAS, Mercury is in default under various provisions of other lending agreements with various institutions;

     WHEREAS, in late January 1997, Mercury began experiencing a severe liquidity crisis and required immediate emergency financing to continue its operations;

     WHEREAS, in February 1997, to meet such emergency financing needs, Mercury and certain of its subsidiaries (collectively, the "Borrowers") entered into a Loan and Security Agreement with BankAmerica Business Credit, Inc. ("BABC") dated as of February 7, 1997 (the "Bridge Loan Agreement") providing the Borrowers with a secured revolving loan facility in an aggregate principal amount not to exceed $50 million and having a maturity of March 10, 1997, with an option to extend (the "Bridge Loan");

     WHEREAS, the Borrowers required financing beyond March 10, 1997 to continue their operations and therefore extended the maturity date of the Bridge Loan to June 10, 1997 in accordance with the Second Amendment to Loan and Security Agreement dated March 12, 1997 (the "Second Amendment");

     WHEREAS, the Borrowers required financing beyond June 10, 1997 to continue their operations and therefore BABC agreed to extend the maturity date of Bridge Loan to January 6, 1998, in accordance with the terms set forth in the Third Amendment attached hereto as Exhibit A (the "Third Amendment");

     WHEREAS, certain provisions of the Dealer Agreement unless waived prohibit the Borrowers from granting liens on their assets to secure indebtedness for borrowed money and/or require that the Dealer be granted an equal or ratable lien on such assets in the event such a lien is granted to another lender;

     WHEREAS, in connection with the Bridge Loan, Mercury requested the Dealer, on behalf of itself but not its Customers, to waive such provisions of the Dealer Agreement to permit the Borrowers to obtain the financing they needed to continue their operations through March 10, 1997, and the Dealer and CS/FB, as one of the Dealer's Customers, granted such a waiver pursuant to a Limited Waiver Agreement dated as of February 7, 1997;

     WHEREAS, in connection with the extension of the maturity date of the Bridge Loan from March 10, 1997 to June 10, 1997, Mercury requested the Dealer, on behalf of itself but not its Customers, to waive such provisions of the Dealer Agreement to permit the Borrowers to obtain the financing they needed to continue their operations through June 10, 1997, and the Dealer and CS/FB, as one of the Dealer's Customers, granted such a waiver pursuant to a Limited Waiver Agreement dated as of March 10, 1997;

     WHEREAS, in connection with the extension of the maturity date of the Bridge Loan from June 10, 1997 to January 6, 1998, Mercury requested the Dealer, on behalf of itself but not its Customers, to waive such provisions of the Dealer Agreement to permit the Borrowers to obtain the emergency financing they need to continue their operations, and the Dealer and CS/FB, as one of the Dealer's Customers, granted such a waiver only to September 30, 1997 pursuant to a Third Limited Waiver Agreement dated July 11, 1997;

     WHEREAS, the Dealer, on behalf of itself but not its Customers, is now willing to waive certain limited provisions of the Dealer Agreement through January 6, 1998 to permit BABC to fund the Bridge Loan upon request of Mercury;

     WHEREAS, CS/FB, as one of the Dealer's Customers, is willing to waive in like manner and to like extent;

     WHEREAS, Mercury has entered into Forbearance Agreements dated July 11, 1997 and is executing a First Amendment to Forbearance Agreements of even date herewith (collectively, the "Amendment to Forbearance Agreements") with certain holders of Funded Debt (as such term is defined in the Forbearance Agreements) pursuant to which an escrow for the benefit of holders of Funded Debt is being established to fund payment of certain amounts required to be paid to such holders of Funded Debt under the Amendment to Forbearance Agreements (the "Forbearance Escrow"); and

     WHEREAS, CS/FB desires to waive certain limited provisions of the Dealer Agreement to permit Mercury to establish the Forbearance Escrow;

     NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mercury and CS/FB agree as follows:

     1. Waiver. Solely in connection with the Bridge Loan in accordance with the terms and conditions of the Third Amendment, CS/FB waives through 11:59(pm) central standard time on January 6, 1998 compliance with any of the provisions of the Dealer Agreement that (a) prohibit or restrict the granting of security interests, liens or mortgages by any of the Borrowers to BABC (the "BABC Liens") to secure the Bridge Loan or (b) result in or require the creation of a security interest, lien or mortgage in favor of the Dealer or its customers on any assets of the Borrowers as a result of the granting of the BABC Liens to secure the Bridge Loan; provided, that the waivers set forth in this Section shall be effective on the conditions that the (i) aggregate principal amount of loans outstanding to the Borrowers under the Bridge Loan does not exceed $50 million at any time and (ii) the BABC Liens secure only the Bridge Loan and do not secure any other indebtedness for borrowed money outstanding as of the date hereof or hereafter. CS/FB waives compliance with any provisions of the Dealer Agreement that (a) prohibit or restrict the creation or operation of the Forbearance Escrow and/or the entering into of the Forbearance Agreement or
(b) result in or require the creation of an escrow, security interest, lien or mortgage in favor of CS/FB on any assets of the Borrowers as a result of the creation or operation of the Forbearance Escrow and/or the entering into of the Forbearance Agreement.

     2. Entire Agreement. This Agreement constitutes the full and entire understanding of the parties hereto with respect to the subject matter hereof.

     3. Governing Law. This Agreement shall be interpreted, and the rights and liabilities of the parties hereto determined, in accordance with the laws of the State of New York.

     4. Successors and Assigns. This Agreement shall insure to the benefit of, and be binding upon the successors and assigns of, each of the parties hereto.

     5. Counterparts. This Agreement may be executed in any number of counterparts all of which together shall constitute one instrument.

                                *   *   *   *   *

     IN WITNESS WHEREOF, this Waiver Agreement has been duly executed as of the day and year first above written.


                              MERCURY FINANCE COMPANY,
                              a Delaware corporation


                              By:
                              Name:
                              Title:



                              CREDIT SUISSE FIRST BOSTON MANAGEMENT
                              CORPORATION



                              By:
                              Name:     ____________________
                              Title:         ____________________


                                    EXHIBIT A


                                FOURTH AMENDMENT